Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PRESCIENT APPLIED INTELLIGENCE, INC.

WARRANT FOR THE PURCHASE OF

1,000,000 SHARES OF COMMON STOCK

August 25, 2006

FOR VALUE RECEIVED Prescient Applied Intelligence, Inc., a Delaware corporation (the “Company”), with its principal office at 1247 Ward Avenue, Suite 200, West Chester, PA 19380, hereby certifies that TAK Investments, LLC (the “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time after the date hereof and continuing until 5:00 EST on December 31, 2006 (the “Expiration Date”), up to the number of fully paid and non-assessable shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”) set forth above, subject to adjustment as hereinafter provided.

The Holder may purchase such number of shares of Common Stock at a purchase price per share of $0.0825 (the “Exercise Price”). The term “Common Stock” shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

The number of shares of Common Stock to be received upon the exercise or exchange of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise or exchange, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares.”

Section 1. Exercise of Warrant. This Warrant may be exercised in whole or in part on any business day after the date hereof but on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, a wire transfer or a combination of such methods for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Upon receipt of the required deliveries, the Company shall, as promptly as practicable and no later than three (3) business days after receipt of the Purchase Form, cause to be issued and delivered to the Holder, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Purchase Form. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise or exchange of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or exchange of the Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

Section 3. Fractional Interest. The Company will not issue a fractional share of Common Stock upon exercise or exchange of this Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the Market Price (as defined in Section 6 below) of a full share by the fraction of a share and round the result to the nearest cent.

Section 4. Assignment or Loss of Warrant.

(a) Except as provided in Section 8, and only upon the presentation to the Company of written instruction from a bona fide officer, manager or director of the Holder, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant, or any of the Warrant Shares, in whole or in part, provided, however, that the transferee, if not an affiliate of the Holder, prior to any such transfer, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Warrant as if originally a party hereto and provides the Company with an opinion of counsel in such form reasonably acceptable to the Company and its counsel, that such transfer would not be in violation of the Act or any applicable state securities or blue sky laws. Subject to the provisions hereof and of Section 8, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed by a bona fide officer, manager or director of the Holder and funds sufficient to pay any transfer or other tax payable in respect thereof, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder’s entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft, destruction or mutilation) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, or confirmation of loss, in the case of loss or theft, the Company shall promptly execute and deliver a new Warrant of like tenor and date.

Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised or exchanged in accordance with its terms.

Section 6. Adjustment of Exercise Price and Number of Shares. In the event of an adjustment of exercise price or number of shares, the Company shall be required to provide the Holder with notice of such adjustment. Such notice shall be in accordance with Section 10 hereof. The number and kind of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Adjustment for Change in Capital Stock. If at any time after the date hereof (the “Issue Date”), the Company:

(i)	pays a dividend or makes a distribution on its Common Stock, in either case in shares of its Common Stock;

(ii)	subdivides its outstanding shares of Common Stock into a greater number of shares;

(iii)	combines its outstanding shares of Common Stock into a smaller number of shares; or

(iv)	makes a distribution on its Common Stock in shares of its capital stock other than Common Stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately increased or decreased, as the case may be.

(b) If at any time after the Issue Date, the Common Stock issuable upon the exercise of the Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, exchange, substitution or otherwise, and other than a capital reorganization, merger or consolidation (the adjustment for which is provided for in Section 6(c)), in any such event the Holder shall have the right thereafter to exercise this Warrant for stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change that it would have been entitled to receive had it exercised this Warrant immediately prior to such recapitalization, reclassification, exchange, substitution or other event, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted).

(c) If at any time after the Issue Date, the Common Stock is converted into other securities or property, whether pursuant to a capital reorganization, merger, consolidation or otherwise (other than a recapitalization, reclassification, subdivision, exchange or substitution of shares provided for in Section 6(b)), as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive in connection with such transaction, subject to adjustment in respect of such stock or securities by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted). To the extent applicable, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holder after such transaction to the end that the provisions of this Section 6 (including adjustment to the number of shares issuable upon exercise of the Warrant and the adjustment of the Exercise Price thereof) shall be applicable after that event and be as nearly equivalent as practicable.

(d) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 6(a)), or subscription rights or warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.

(e) An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(f) The Company shall give written notice to the Holder at least fifteen (15) days prior to the date on which any merger or reclassification provided for in Section 6(c) hereof shall take place.

(g) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the actual occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

(h) When No Adjustment Required. No adjustment need be made for a change in the par value of the Common Stock.

(i) Market Price. The “Market Price” per share of Common Stock is the closing price of the Common Stock on the last trade date prior to the date of exercise, as reported by the primary national securities exchange or other primary trading market on which the Common Stock is then quoted; provided, however, that if the Common Stock is not then publicly traded, the Market Price shall be reasonably determined by the Company’s Board of Directors. The Company shall respond within three (3) business days, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the Market Price of a share of Common Stock as determined by the Company.

(j) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise or exchange of the Warrants.

(k) Common Stock Defined. Whenever reference is made in this Section 6 to the issue of shares of Common Stock, the term “Common Stock” shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. Subject to the provisions of Section 6(c) hereof, however, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 6(c) hereof.

Section 7. Officers’ Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, within three (3) business days of any adjustment of the number of shares issuable upon exercise hereof, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment by providing an officers’ certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers’ certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company.

Section 8. Transfer to Comply with the Securities Act of 1933; Registration Rights. No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a registration statement under the Act including such Shares is currently in effect, or (ii) in the written opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, a current registration statement is not required for such disposition of the shares. Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear a legend in substantially the following form (unless, in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, such legend is not required):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Section 9. Modification and Waiver. Except as otherwise provided herein, any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the written consent of a bona fide officer or director of the Holder of this Warrant. Any amendment or waiver effected in accordance with this section shall be binding upon each future Holder of this Warrant and the Company.

Section 10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, or by facsimile (with proof of receipt), or on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at the address indicated therefor in the first paragraph of this Warrant and the Holder at its address as shown on the books of the Company; provided, however, that presentation of a Purchase Form and payment of any Exercise Price shall be effective only upon receipt by the Company.

Section 11. Descriptive Headings and Governing Law. The titles of the paragraphs and subparagraphs of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant. This Warrant shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to any otherwise applicable principles of conflicts of laws.

Section 12. Entire Agreement. This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided herein.

Section 14. Severability. In the event that any provision of this Warrant shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties hereto waive the benefit of any provision of law that renders any provision of this Warrant invalid or unenforceable in any respect.

Section 15. No Waiver. No waiver by any party to this Warrant of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of this 25th day of August, 2006.

Prescient Applied Intelligence, Inc.

By:	/s/ Thomas W. Aiken
Name:	Thomas W. Aiken
Title:	SVP &CFO

PURCHASE FORM

[INSERT DATE]

The undersigned hereby irrevocably elects to exercise the within Warrant to purchase              shares of Common Stock and hereby makes payment of                          in payment of the exercise price thereof.

_____________________________

Signature of TAK Investments, LLC Officer or Director

_____________________________

Print Name of TAK Investments, LLC Officer or Director

ASSIGNMENT FORM

[INSERT DATE]

FOR VALUE RECEIVED,              hereby sells, assigns and transfers unto                                               (the “Assignee”),

[INSERT ADDRESS]

its right to purchase up to              shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint

Attorney,

to transfer the same on the books of the Company, with full power of substitution in the premises.

_____________________________

Signature of TAK Investments, LLC Officer or Director

_____________________________

Print Name of TAK Investments, LLC Officer or Director